Exhibit 10.1
CONVERTIBLE PROMISSORY NOTE
$________

FOR VALUE RECEIVED, OriginOil, Inc., a Nevada corporation, (the “Borrower”) with approximately 17,300,000 common shares issued and outstanding, promises to pay to ______________, a ________________, or its assignees (the “Lender”) the Principal Sum along with the Interest and any other fees according to the terms herein (the “Note”). The Note shall become effective on ____________ (the “Effective Date”).

The Principal Sum is $_______ (______________________) plus accrued and unpaid interest and any other fees. The Consideration is $_______ (___________) payable by wire (there exists a $__________ original issue discount (the “OID”). The Lender shall pay $_________ of Consideration upon closing of the Note. The Maturity Date is ninety (90) days from the Effective Date (the “Maturity Date”), unless extended according to Section 4 herein, and is the date upon which the Principal Sum of the Note, as well as any unpaid interest and other fees, shall be due and payable.

1.                 Interest.  A one-time Interest charge of $_________ shall be applied to the Principal Sum.

2.           Conversion. The Lender has the right, at any time after the Effective Date, at its election, to convert all or part of the outstanding and unpaid Principal Sum and accrued interest (and any other fees) into shares of fully paid and non-assessable shares of common stock of the Borrower (the “Common Stock”). The conversion price shall be $0.4375 per share (the “Conversion Price”). The conversion formula shall be as follows: Number of shares of Common Stock receivable upon conversion equals the dollar conversion amount divided by the Conversion Price. A conversion notice (the “Conversion Notice”) may be delivered to Borrower by method of Lender’s choice (including but not limited to email, facsimile, mail, overnight courier, or personal delivery), and all conversions shall be cashless and not require further payment from the Lender. If no objection is delivered from Borrower to the Lender, with respect to any variable or calculation of the Conversion Notice within 24 hours of delivery of the Conversion Notice, then the Borrower shall have been thereafter deemed to have irrevocably confirmed and irrevocably ratified such notice of conversion and waived any objection thereto. The Borrower shall deliver the shares of Common Stock from any conversion to the Lender (in any name directed by the Lender) within three (3) business days of conversion notice delivery. The Lender shall not convert any amount of the Note into shares of Common Stock that would result in the Lender beneficially owning more than 4.99% of the Borrower’s Common Stock outstanding. However, the Lender may exceed this 4.99% conversion limit by providing Borrower with at least 61 days prior written notice, and the provisions of the conversion limit shall continue to apply until such 61st day (or such later date, as determined by the Lender, as may be specified in such notice). The Conversion Price shall be subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events.

3.           Conversion Delays. If Borrower fails to deliver shares of Common Stock in accordance with the timeframe stated in Section 2, the Lender, at any time prior to selling all of those shares of Common Stock, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares of Common Stock and have the rescinded conversion amount returned to the Principal Sum with the rescinded conversion shares returned to the Borrower (under the Lender’s and the Borrower’s expectations that any returned conversion amounts shall tack back to the original date of the Note). In addition, for each conversion, in the event that shares of Common Stock are not delivered by the fourth business day (inclusive of the day of conversion), a penalty of $2,000 per day shall be assessed for each day after the third business day (inclusive of the day of the conversion) until share delivery is made; and such penalty shall be added to the Principal Sum of the Note (under the Lender’s and the Borrower’s expectations that any penalty amounts shall tack back to the original date of the Note).

4.           Extensions.  If the Borrower fails to pay to the Lender the Principal Sum along with all unpaid interest and any other fees by the Maturity Date, then the Note shall be automatically extended in 30-day increments. An extension fee in the amount of 25% of the then outstanding principal, interest and other fees shall be added to the Principal Sum of the Note (the “Extension Fee”) for every extension. The Extension Fee shall be assessed at the beginning of every 30-day period after the Maturity Date until the Note is paid in full by the Borrower or fully converted into shares of Common Stock by the Lender. There shall be no additional extensions after 90 days from the Maturity Date and the Note shall then be immediately due and payable. The Borrower and the Lender agree that for the purpose of determining the holding period for Rule 144, the Extension Fee(s) shall tack back to the Effective Date of this Note.

5.           Payment. Borrower may not make partial payments but may pay the Note in full at any time, upon five (5) days written notice to the Lender. Within five (5) days of receiving the Borrower’s notice, the Lender shall elect to either (a) accept payment or (b) convert any amount of the Note into shares of Common Stock. If the Lender elects to convert part of the Note into shares of Common Stock, then the Borrower may pay the remaining balance of the Note.

6.           Piggyback Registration Rights. The Borrower shall include on the next registration statement the Borrower files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares of Common Stock issuable upon conversion of the Note unless such shares are eligible for resale under Rule 144. Failure to do so shall result in liquidated damages of 25% of the outstanding principal balance of this Note, but not less than $25,000, being immediately due and payable to the Lender at its election in the form of cash payment or addition to the balance of the Note.

7.           Securities Representations. The Lender hereby represents and warrants to the Borrower that (i) it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), (ii) it understands that the Note and the shares underlying the Note (collectively, the “Securities”) have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Lender’s investment intention; in this connection, the Lender hereby represents that it is purchasing the Securities for the Lender’s own account for investment and not with a view toward the resale or distribution to others, (iii) the Lender, if an entity, further represents that it was not formed for the purpose of purchasing the Securities, (iv) the Lender acknowledges that the issuance of the Note has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the issuance of the Note is intended to be exempt from the registration requirements of Section 4(2) of the Securities Act and Rule 506 of Regulation D, (v) the Lender agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available, and (vi) the Lender acknowledges receipt and careful review of the Note, the Borrower’s filings with the SEC (including, without limitation, any risk factors included in the Borrower’s Annual Report on Form 10-K for year ended December 31, 2011), and any documents which may have been made available upon request as reflected therein, and hereby represents that it has been furnished by the Borrower with all information regarding the Borrower, the terms and conditions of the purchase and any additional information that the Borrower has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Borrower concerning the Borrower and the terms and conditions of the purchase.

8.           Default. The following are events of default under the Note: (i) the Borrower shall fail to pay any principal under the Note when due and payable (or payable by conversion) thereunder; or (ii) the Borrower shall fail to pay any interest or any other amount under the Note when due and payable (or payable by conversion) thereunder; or (iii) a receiver, trustee or other similar official shall be appointed over the Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; or (iv) the Borrower shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or (v) the Borrower shall make a general assignment for the benefit of creditors; or (vi) the Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (vii) an involuntary proceeding shall be commenced or filed against the Borrower; or (viii) the Borrower shall lose its status as “DTC Eligible” or the borrower’s shareholders shall lose the ability to deposit (either electronically or by physical certificates, or otherwise) shares into the DTC System; or (ix) the Borrower shall become delinquent in its filing requirements as a fully-reporting issuer registered with the SEC.

9.           Remedies. In the event of any default, the outstanding principal amount of the Note, plus accrued but unpaid interest, liquidated damages, fees and other amounts owing in respect thereof through the date of acceleration, shall become, at the Lender’s election, immediately due and payable in cash at the Mandatory Default Amount. The Mandatory Default Amount means the greater of (i) the outstanding principal amount of the Note, plus all accrued and unpaid interest, liquidated damages, fees and other amounts hereon, divided by the Conversion Price, multiplied by the lowest trade price on the date the Mandatory Default Amount is either demanded or paid in full, or (ii) 150% of the outstanding principal amount of the Note, plus 100% of accrued and unpaid interest, liquidated damages, fees and other amounts hereon. Commencing five (5) days after the occurrence of any event of default that results in the eventual acceleration of the Note, the interest rate on the Note shall accrue at an interest rate equal to the lesser of 25% per annum or the maximum rate permitted under applicable law. In connection with such acceleration described herein, the Lender need not provide, and the Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and the Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Lender at any time prior to payment hereunder and the Lender shall have all rights as a holder of the Note until such time, if any, as the Lender receives full payment pursuant to this Section 8. No such rescission or annulment shall affect any subsequent event of default or impair any right consequent thereon. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Borrower’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof.

10.           No Shorting. Lender agrees that so long as the Note from Borrower to Lender remains outstanding, Lender shall not enter into or effect “short sales” of the Common Stock or hedging transaction which establishes a net short position with respect to the Common Stock of Borrower. Borrower acknowledges and agrees that upon delivery of a conversion notice by the Lender, the Lender immediately owns the shares of Common Stock described in the Conversion Notice and any sale of those shares issuable under such Conversion Notice would not be considered short sales.

11.           Assignability. The Borrower may not assign the Note. The Note shall be binding upon the Borrower and its successors and shall inure to the benefit of the Lender and its successors and assigns and may be assigned by the Lender to anyone of its choosing without Borrower’s approval subject to applicable securities laws.

12.           Governing Law. The Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without regard to the conflict of laws principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in Clark County, in the State of Nevada. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

13.           Delivery of Process by the Lender to the Borrower. In the event of any action or proceeding by the Lender against the Borrower, and only by the Lender against the Borrower, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by Lender via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Borrower at its last known attorney as set forth in its most recent SEC filing.

14.           Attorney Fees. In the event any attorney is employed by either party to the Note with regard to any legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of the Note or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Note, the prevailing party in such proceeding shall be entitled to recover from the other party reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

15.           Transfer Agent Instructions. In the event that an opinion of counsel, such as but not limited to a Rule 144 opinion, is needed for any matter related to the Note or the Common Stock the Lender has the right to have any such opinion provided by its counsel. If the Lender chooses to have its counsel provide such opinion, then the Lender shall provide the Borrower with written notice. Within three (3) business days of receiving written notice, the Borrower shall instruct its transfer agent to rely upon opinions from the Lender’s counsel (the “Transfer Agent Reliance Letter”). A penalty of $2,000 per day shall be assessed for each day after the third business day (inclusive of the day of request) until the Transfer Agent Reliance Letter is delivered. If the Lender requests that the Borrower’s counsel issue an opinion, then the Borrower shall cause the issuance of the requested opinion within three (3) business days. A penalty of $2,000 per day shall be assessed for each day after the third business day (inclusive of the day of request) until the requested opinion is delivered. The Lender and the Borrower agree that all penalty amounts shall be added to the Principal Sum of the Note and shall tack back to the Effective Date of the Note, with respect to the holding period under Rule 144. In the event that the Borrower proposes to replace its transfer agent, the Borrower shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Reliance Letter in a form as initially delivered pursuant to the Note. The Borrower warrants that it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for the Securities to be issued to the Lender and it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for the Securities when required by the Note. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under the Note may be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of these provisions, that the Lender shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

16.           Notices. Any notice required or permitted hereunder (including Conversion Notices) must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices shall be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

IN WITNESS WHEREOF, the Borrower and the Lender have caused the Note to be duly executed as of the Effective Date.

OriginOil, Inc. (“Borrower”):

_____________________________
Riggs Eckelberry
President

_____________ (the “Lender”):

_____________________________
_____________________________
_____________________________

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